CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES

EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                       AS ADOPTED PURSUANT TO SECTION 906

                        OF THE SARBANES-OXLEY ACT OF 2002


                       -----------------------------------

      I, Anthony C. Papalia, Principal Executive and Principal Financial Officer of Chefs International, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (a) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended October 27, 2002, which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        (b) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 11, 2002

                                         /s/ Anthony C. Papalia
                                         -----------------------
                                         Anthony C. Papalia
                                         Principal Executive and
                                             Principal Financial Officer
                                         Chefs International, Inc.